UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-06106

                          Pioneer Mid Cap Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2016 through October 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Mid Cap
                        Value Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     PCGRX
                        Class C     PCCGX
                        Class K     PMCKX
                        Class R     PCMRX
                        Class Y     PYCGX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                          visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          23

Notes to Financial Statements                                                 32

Report of Independent Registered Public Accounting Firm                       40

Additional Information                                                        41

Trustees, Officers and Service Providers                                      44

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 1

President's Letter

Robust, synchronized global economic growth and rising corporate profits have continued to drive strong performance in both the credit and equity markets for most of 2017. U.S. stocks, as measured by the Standard & Poor's 500 Index, returned 14.23% through the end of the third quarter. Fixed-income markets, while not generating the same dazzling returns as equities, held their own, led by high-yield securities, which produced a return of 7.05% in the U.S., as measured by the Bank of America Merrill Lynch U.S. High Yield Index. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.14% over the first three quarters of the calendar year.

Continued strong employment numbers and higher consumer confidence, together with solid global economic growth and a depreciating U.S. dollar contributed to better-than-expected U.S. gross domestic product (GDP) growth of more than 3% in both the second and third quarters. Outside the U.S., economic growth in the second quarter also surprised to the upside across the Euro zone, China, and Japan. Meanwhile, despite higher oil and commodities prices, inflation continued to be moderate, both in the U.S. and globally, enabling major non-U.S. central banks to maintain their easy monetary policies. As expected, however, the U.S. Federal Reserve System (the Fed) recently announced that it would commence tapering its balance sheet this October. The Fed also appears primed to raise interest rates one more time before the end of this year, which would be the fourth rate increase since December of 2016.

As we move into the final months of 2017, we believe the U.S. economy will experience modest growth in the short term, depending on the mix of economic policies enacted as the country moves away from monetary stimulus (driven by the Fed) and toward fiscal stimulus (potentially including tax reform) as well as lighter regulatory burdens. Meanwhile, corporate earnings remain solid and we think they will improve even further, despite the possibility of some pressure from wage increases. In addition, it is our view that the economy will continue to grow and that we may begin to see a modest upturn in inflation. In that scenario, we anticipate that the Fed will continue to raise interest rates.

While economic and market conditions appear solid, there are always risks to consider that could dampen the outlook. Geopolitical concerns, such as increased tensions with North Korea, and continued political gridlock in Washington are just some of the risks that could lead to increased market volatility.

2 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

It is for those reasons that we at Amundi Pioneer continue to believe that investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 3

Portfolio Management Discussion | 10/31/17

In the following interview, Edward T. "Ned" Shadek, Jr. discusses the factors that affected the performance of Pioneer Mid Cap Value Fund during the 12-month period ended October 31, 2017. Mr. Shadek, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended October 31, 2017?

A Pioneer Mid Cap Value Fund's Class A shares returned 18.56% at net asset value during the 12-month period ended October 31, 2017, while the Fund's benchmark, the Russell Midcap Value Index, returned 17.12%. During the same period, the average return of the 423 mutual funds in Lipper's Mid-Cap Core Funds category was 20.48%, and the average return of the 412 mutual funds in Morningstar's Mid-Cap Value Funds category was 18.48%.

Q How would you describe the investment environment for equities during the 12-month period ended October 31, 2017?

A The combination of improving domestic and global economic growth, rising corporate earnings, and the prospects for tax reform and fewer regulatory burdens in the United States boosted investor sentiment and helped drive gains in the U.S. equity market during the period. The market's momentum derived, in part, from the "Trump Trade," a late-year 2016 rally that began with Donald Trump's victory in the presidential election shortly after the start of the Fund's fiscal year. The rally lasted for several weeks before cooling, but the equity market, despite a few minor interruptions, continued to register solid gains throughout the 12-month period as U.S. economic growth, as measured by gross domestic product (GDP), topped the key 3% mark in both the second and third calendar quarters. The domestic employment situation also helped instill confidence in the market, as the U.S. unemployment rate at period end was a very low 4.1%. Meanwhile, inflation remained in check and the U.S. Federal Reserve (the Fed) maintained a gradual approach toward tightening monetary policy, raising interest rates three times during the period, but with no rate hikes after June. The Fed did begin reducing its rather large balance sheet in October, but also at a moderate pace.

     Within the U.S. equity market, growth stocks outperformed value stocks over the 12-month period, as the 17.12% return of the Fund's benchmark, the Russell Midcap Value Index (the Russell Index), was easily bested by the 26.25% return of the Russell Midcap Growth Index. As for individual

4 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 sectors, information technology, financials, materials, and industrials were by far the best-performing areas within the Fund's benchmark, with each returning better than 27% over the 12 months. Telecommunication services and energy were the only two sectors to finish the fiscal year in negative territory. Energy stocks did rally late in the period, however, as oil prices, which had fallen as low as $46.17 per barrel in June, experienced an $8 per barrel uptick from July through the end of October.

Q The Fund's return over the 12-month period ended October 31, 2017, was better than the return of the Russell Index. What were the main factors that benefited the Fund's benchmark-relative performance during the period?

A The market environment during the period fit with our overall expectations for solid economic growth and a rising interest-rate environment. Therefore, we had positioned the portfolio for both an up market as well as rising rates, and the positioning helped the Fund's relative performance.

     Both stock selection and sector allocation decisions were positive contributors to the Fund's benchmark-relative returns during the period. With regard to asset allocation, the portfolio's overweights to the strong-performing financials and information technology sectors and an underweight to the weaker-performing real estate sector benefited benchmark-relative performance. As for stock selection, results in health care, financials, and information technology were major positive contributors to the Fund's benchmark-relative returns.

     Individual portfolio positions that aided the Fund's relative results during the period included ON Semiconductor and CDW, in information technology; Jazz Pharmaceuticals, in health care; and Radian and Lincoln National, in financials.

     ON Semiconductor has continued to benefit from its recent acquisition of Fairchild Semiconductor, especially in the area of cost reductions, which are well ahead of schedule. The prevailing, positive environment for semiconductor firms in general also boosted ON's performance. CDW is a distribution firm for technology equipment manufacturers. The company works mainly with medium-sized tech equipment manufacturers, and, in addition to providing distribution services, CDW advises those companies on what areas of their businesses they should emphasize, for which CDW receives an advisory fee. The company continues to take market share and is now expanding internationally, with growth rates that exceed the current rate of GDP.

     In health care, Jazz Pharmaceuticals, the largest position in the Fund as of October 31, 2017, aided benchmark-relative performance during the period. The company has been heavily dependent on sales of Xyrum, a drug for sleep

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 5 disorders, but is now diversifying by purchasing patents and expanding its portfolio. Negative market sentiment toward specialty pharmaceutical firms in general - driven by other companies in the industry piling up too much debt - has hurt Jazz's performance of late, but the company has a good balance sheet and we think it has the ability to make accretive acquisitions. In addition, the stock remains inexpensive, and we are very positive about the company's management team.

     In financials, the portfolio's allocations are mostly in banks and insurance companies, due to our expectation of rising interest rates. Lincoln National, an insurance company, and Radian, were the top contributors to the Fund's benchmark-relative returns within the sector. Radian is in the private-mortgage-insurance (PMI) business. The company has a new CEO, and we think rising interest rates should help performance going forward, especially if President Trump's stated desire to reduce or eliminate government subsidies on some mortgages becomes a reality, as such a development would likely increase the use of PMI by new homebuyers.

Q What investments or strategies detracted from the Fund's benchmark-relative performance during the 12-month period ended October 31, 2017?

A The biggest detractors from the Fund's benchmark-relative returns during the period were stock selection results in the industrials and energy sectors, and a slight portfolio overweight to energy, a sector that experienced negative performance over the 12 months.

     In the industrials sector, the largest detractor from the Fund's benchmark-relative performance, by a wide margin, was a position in Chicago Bridge & Iron, an engineering/construction company that builds plants for other companies. Chicago Bridge's performance during the period struggled due to cost overruns on some of its major construction projects, as the company takes on a lot of risk when it works on such projects. We had purchased the stock as a play on infrastructure, given President Trump's campaign pledges about boosting infrastructure spending. Unfortunately, that spending has yet to materialize. Chicago Bridge recently replaced its CEO, and we are encouraged, thus far, by what we have seen from the new CEO. We still hold the stock in the portfolio. Airline United Continental was another holding in the sector that detracted from the Fund's relative returns during the period. United has been beset by episodic price skirmishes in some of the domestic markets it serves. We still own the stock, however, as we believe United still has some upside potential.

6 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

     In energy, offshore drillers Ensco and Transocean struggled during the period and detracted from the Fund's benchmark-relative performance. Offshore drilling is a higher-risk/higher-reward segment of the energy sector, and we thought the outlook for the industry was better than it turned out to be. Offshore drillers need higher oil prices, but prices remained subdued for most of the period before rallying over the final few months. We sold both positions from the portfolio before period end.

Q Did you invest the Fund in any derivative securities during the 12-month period ended October 31, 2017?

A    No, the Fund did not own any derivatives during the period.

Q What is your outlook, and how is the portfolio positioned as we move into a new fiscal year?

A We remain cautiously optimistic about the relative and absolute return potential for mid-cap value equities. In an environment of reasonable economic growth, favorable interest rates, growth tailwinds in multiple industry groups, and prospects for an acceleration in mergers and acquisitions, we believe mid-cap equities stand to benefit.

     We believe we have entered an environment of attractive, synchronized global growth, and we believe most key domestic economic indicators signal ongoing strength for the current business cycle -- but not strength that is likely to overheat the economy and cause the Fed to raise interest rates faster than current expectations.

     In selecting securities for the portfolio, we continue to take a bottom-up approach, while making bets on some larger positions. In the current environment, we believe we can still find names with good management teams and growth prospects. Equity valuations are not as good as they were a couple of years ago, but they are not too stretched either.

     As of October 31, 2017, financials and information technology represented the Fund's two largest sector overweights versus the benchmark, while utilities and real estate, both interest-rate-sensitive sectors, were the two largest underweights. The Fund had an approximate equal weight in energy versus the benchmark as of period end, and was slightly underweight in industrials and overweight in consumer discretionary (we like the valuations in consumer discretionary better than in industrials).

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 7

Please refer to the Schedule of Investments on pages 18-22 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc. for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

Portfolio Summary | 10/31/17

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         94.3%
International Common Stocks                                                 5.7%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 29.3%
Information Technology                                                     14.7%
Consumer Discretionary                                                     12.3%
Health Care                                                                 8.9%
Industrials                                                                 8.6%
Energy                                                                      8.2%
Materials                                                                   7.2%
Real Estate                                                                 5.9%
Consumer Staples                                                            2.0%
Telecommunication Services                                                  1.5%
Utilities                                                                   1.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Jazz Pharmaceuticals Plc                                             4.52%
--------------------------------------------------------------------------------
 2.   ON Semiconductor Corp.                                               3.37
--------------------------------------------------------------------------------
 3.   Norwegian Cruise Line Holdings, Ltd.                                 3.08
--------------------------------------------------------------------------------
 4.   Synchrony Financial                                                  2.99
--------------------------------------------------------------------------------
 5.   KeyCorp                                                              2.97
--------------------------------------------------------------------------------
 6.   First Solar, Inc.                                                    2.89
--------------------------------------------------------------------------------
 7.   Radian Group, Inc.                                                   2.69
--------------------------------------------------------------------------------
 8.   Goodyear Tire & Rubber Co.                                           2.53
--------------------------------------------------------------------------------
 9.   Lincoln National Corp.                                               2.35
--------------------------------------------------------------------------------
10.   Celanese Corp., Class A                                              2.20
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 9

Prices and Distributions | 10/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Class                      10/31/17                       10/31/16
--------------------------------------------------------------------------------
   A                         $26.27                         $23.66
--------------------------------------------------------------------------------
   C                         $18.82                         $17.42
--------------------------------------------------------------------------------
   K                         $26.34                         $23.72
--------------------------------------------------------------------------------
   R                         $25.70                         $23.18
--------------------------------------------------------------------------------
   Y                         $28.16                         $25.25
--------------------------------------------------------------------------------

Distributions per Share: 11/1/16-10/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Net
               Investment          Short-Term          Long-Term
Class            Income           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
  A             $0.1050              $    --            $1.4948
--------------------------------------------------------------------------------
  C             $    --              $    --            $1.4948
--------------------------------------------------------------------------------
  K             $0.1926              $    --            $1.4948
--------------------------------------------------------------------------------
  R             $0.0132              $    --            $1.4948
--------------------------------------------------------------------------------
  Y             $0.1647              $    --            $1.4948
--------------------------------------------------------------------------------

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

Performance Update | 10/31/17                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Mid Cap Value Fund at public offering price during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                Net           Public           Russell
                Asset         Offering         Midcap
                Value         Price            Value
Period          (NAV)         (POP)            Index
--------------------------------------------------------------------------------
10 years         5.45%         4.83%            7.90%
5 years         13.08         11.75            14.49
1 year          18.56         11.74            17.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.08%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Mid Cap Value Fund          Russell Midcap Value Index
10/07           $ 9,425                             $10,000
10/08           $ 5,966                             $ 6,117
10/09           $ 6,794                             $ 7,006
10/10           $ 8,014                             $ 8,931
10/11           $ 8,097                             $ 9,453
10/12           $ 8,670                             $10,869
10/13           $11,349                             $14,505
10/14           $13,105                             $16,851
10/15           $13,134                             $16,930
10/16           $13,520                             $18,257
10/17           $16,030                             $21,382

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 11

Performance Update | 10/31/17                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                                              Russell
                                              Midcap
                If           If               Value
Period          Held         Redeemed         Index
--------------------------------------------------------------------------------
10 years         4.56%        4.56%            7.90%
5 years         12.13        12.13            14.49
1 year          17.55        17.55            17.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Mid Cap Value Fund      Russell Midcap Value Index
10/07           $10,000                         $10,000
10/08           $ 6,277                         $ 6,117
10/09           $ 7,085                         $ 7,006
10/10           $ 8,280                         $ 8,931
10/11           $ 8,296                         $ 9,453
10/12           $ 8,806                         $10,869
10/13           $11,425                         $14,505
10/14           $13,081                         $16,851
10/15           $13,004                         $16,930
10/16           $13,281                         $18,257
10/17           $15,612                         $21,382

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

Performance Update | 10/31/17                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                Net          Russell
                Asset        Midcap
                Value        Value
Period          (NAV)        Index
--------------------------------------------------------------------------------
10 years         5.56%        7.90%
5 years         13.31        14.49
1 year          18.98        17.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                0.71%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Mid Cap Value Fund     Russell Midcap Value Index
10/07            $5,000,000                     $ 5,000,000
10/08            $3,164,838                     $ 3,058,682
10/09            $3,603,734                     $ 3,502,798
10/10            $4,251,022                     $ 4,465,716
10/11            $4,295,021                     $ 4,726,260
10/12            $4,598,698                     $ 5,434,562
10/13            $6,020,107                     $ 7,252,370
10/14            $6,951,633                     $ 8,425,621
10/15            $6,986,012                     $ 8,465,019
10/16            $7,220,551                     $ 9,128,496
10/17            $8,590,710                     $10,691,069

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on March 2, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on March 2, 2015, would have been higher than the performance shown. For the period beginning March 2, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 13

Performance Update | 10/31/17                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                Net               Russell
                Asset             Midcap
                Value             Value
Period          (NAV)             Index
--------------------------------------------------------------------------------
10 years         5.11%             7.90%
5 years         12.65             14.49
1 year          18.11             17.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.47%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Mid Cap Value Fund      Russell Midcap Value Index
10/07           $10,000                         $10,000
10/08           $ 6,317                         $ 6,117
10/09           $ 7,178                         $ 7,006
10/10           $ 8,440                         $ 8,931
10/11           $ 8,501                         $ 9,453
10/12           $ 9,076                         $10,869
10/13           $11,839                         $14,505
10/14           $13,618                         $16,851
10/15           $13,597                         $16,930
10/16           $13,942                         $18,257
10/17           $16,467                         $21,382

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

Performance Update | 10/31/17                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                Net             Russell
                Asset           Midcap
                Value           Value
Period          (NAV)           Index
--------------------------------------------------------------------------------
10 years         5.84%           7.90%
5 years         13.44           14.49
1 year          18.85           17.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Mid Cap Value Fund      Russell Midcap Value Index
10/07           $5,000,000                      $ 5,000,000
10/08           $3,179,285                      $ 3,058,682
10/09           $3,637,394                      $ 3,502,798
10/10           $4,308,950                      $ 4,465,716
10/11           $4,370,793                      $ 4,726,260
10/12           $4,696,745                      $ 5,434,562
10/13           $6,171,841                      $ 7,252,370
10/14           $7,152,277                      $ 8,425,621
10/15           $7,189,999                      $ 8,465,019
10/16           $7,422,426                      $ 9,128,496
10/17           $8,821,553                      $10,691,069

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on actual returns from May 1, 2017, through October 31, 2017.

--------------------------------------------------------------------------------------------------
 Share Class                  A              C               K              R               Y
--------------------------------------------------------------------------------------------------
 Beginning Account        $1,000.00      $1,000.00       $1,000.00      $1,000.00       $1,000.00
 Value on 5/1/17
--------------------------------------------------------------------------------------------------
 Ending Account           $1,052.46      $1,048.43       $1,054.88      $1,050.71       $1,054.29
 Value (after expenses)
 On 10/31/17
--------------------------------------------------------------------------------------------------
 Expenses Paid            $    5.38      $    9.66       $    3.52      $    7.55       $    4.19
 During Period*
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.04%, 1.87%, 0.68%, 1.46%, and 0.81% for Class A, Class C, Class K, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from May 1, 2017, through October 31, 2017.

------------------------------------------------------------------------------------------------
Share Class                   A              C              K              R              Y
------------------------------------------------------------------------------------------------
Beginning Account        $1,000.00      $1,000.00       $1,001.00      $1,000.00      $1,000.00
Value on 5/1/17
------------------------------------------------------------------------------------------------
Ending Account           $1,019.96      $1,015.78       $1,021.78      $1,017.85      $1,021.12
Value (after expenses)
On 10/31/17
------------------------------------------------------------------------------------------------
Expenses Paid            $    5.30      $    9.50       $    3.47      $    7.43      $    4.13
During Period*
------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.04%, 1.87%, 0.68%, 1.46%, and 0.81% for Class A, Class C, Class K, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 17

Schedule of Investments | 10/31/17

------------------------------------------------------------------------------------------
 Shares                                                                      Value
------------------------------------------------------------------------------------------
                      UNAFFILIATED ISSUERS -- 100.0%
                      COMMON STOCKS -- 100.0% of Net Assets
                      AUTOMOBILES & COMPONENTS -- 4.1%
                      Auto Parts & Equipment -- 1.6%
   287,273            BorgWarner, Inc.                                       $ 15,145,032
------------------------------------------------------------------------------------------
                      Tires & Rubber -- 2.5%
   802,203            Goodyear Tire & Rubber Co.                             $ 24,539,390
                                                                             -------------
                      Total Automobiles & Components                         $ 39,684,422
------------------------------------------------------------------------------------------
                      BANKS -- 12.1%
                      Regional Banks -- 9.4%
   474,277            Cathay General Bancorp                                 $ 19,824,779
   542,530            Fifth Third Bancorp                                      15,679,117
   930,682            First Horizon National Corp.                             17,468,901
   696,258            Huntington Bancshares, Inc.                               9,608,360
 1,577,630            KeyCorp                                                  28,791,748
                                                                             -------------
                                                                             $ 91,372,905
------------------------------------------------------------------------------------------
                      Thrifts & Mortgage Finance -- 2.7%
 1,242,300            Radian Group, Inc.                                     $ 26,038,608
                                                                             -------------
                      Total Banks                                            $117,411,513
------------------------------------------------------------------------------------------
                      CAPITAL GOODS -- 6.5%
                      Building Products -- 1.9%
   225,052            Owens Corning                                          $ 18,609,550
------------------------------------------------------------------------------------------
                      Construction & Engineering -- 1.1%
   786,128            Chicago Bridge & Iron Co. NV                           $ 10,958,624
------------------------------------------------------------------------------------------
                      Industrial Conglomerates -- 1.8%
   161,598            Carlisle Cos., Inc.                                    $ 17,748,308
------------------------------------------------------------------------------------------
                      Industrial Machinery -- 1.7%
   191,033            Ingersoll-Rand Plc                                     $ 16,925,524
                                                                             -------------
                      Total Capital Goods                                    $ 64,242,006
------------------------------------------------------------------------------------------
                      CONSUMER DURABLES & APPAREL -- 1.8%
                      Homebuilding -- 1.8%
   564,041            PulteGroup, Inc.                                       $ 17,050,959
                                                                             -------------
                      Total Consumer Durables & Apparel                      $ 17,050,959
------------------------------------------------------------------------------------------
                      CONSUMER SERVICES -- 3.1%
                      Hotels, Resorts & Cruise Lines -- 3.1%
   534,558(a)         Norwegian Cruise Line Holdings, Ltd.                   $ 29,801,609
                                                                             -------------
                      Total Consumer Services                                $ 29,801,609
------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 7.7%
                      Asset Management & Custody Banks -- 3.1%
    65,128            Affiliated Managers Group, Inc.                        $ 12,146,372
   496,342            Invesco, Ltd.                                            17,764,080
                                                                             -------------
                                                                             $ 29,910,452
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

------------------------------------------------------------------------------------------
 Shares                                                                      Value
------------------------------------------------------------------------------------------
                      Consumer Finance -- 3.0%
   888,778            Synchrony Financial                                    $ 28,991,939
------------------------------------------------------------------------------------------
                      Financial Exchanges & Data -- 1.6%
   215,828            Nasdaq, Inc.                                           $ 15,679,904
                                                                             -------------
                      Total Diversified Financials                           $ 74,582,295
------------------------------------------------------------------------------------------
                      ENERGY -- 8.2%
                      Oil & Gas Drilling -- 1.9%
   949,257            Patterson-UTI Energy, Inc.                             $ 18,776,304
------------------------------------------------------------------------------------------
                      Oil & Gas Exploration & Production -- 6.3%
   754,528            Cabot Oil & Gas Corp.                                  $ 20,900,425
   167,275            Cimarex Energy Co.                                       19,559,466
   134,900            Pioneer Natural Resources Co.                            20,190,483
                                                                             -------------
                                                                             $ 60,650,374
                                                                             -------------
                      Total Energy                                           $ 79,426,678
------------------------------------------------------------------------------------------
                      FOOD, BEVERAGE & TOBACCO -- 2.0%
                      Agricultural Products -- 2.0%
   155,551            Ingredion, Inc.                                        $ 19,498,318
                                                                             -------------
                      Total Food, Beverage & Tobacco                         $ 19,498,318
------------------------------------------------------------------------------------------
                      HEALTH CARE EQUIPMENT & SERVICES -- 4.4%
                      Health Care Equipment -- 1.6%
   542,628(a)         Boston Scientific Corp.                                $ 15,269,552
------------------------------------------------------------------------------------------
                      Health Care Supplies -- 1.5%
   244,828            Dentsply Sirona, Inc.                                  $ 14,951,646
------------------------------------------------------------------------------------------
                      Managed Health Care -- 1.3%
   133,189(a)         Centene Corp.                                          $ 12,475,814
                                                                             -------------
                      Total Health Care Equipment & Services                 $ 42,697,012
------------------------------------------------------------------------------------------
                      INSURANCE -- 9.5%
                      Life & Health Insurance -- 4.4%
   300,670            Lincoln National Corp.                                 $ 22,784,773
   381,280            Unum Group                                               19,841,811
                                                                             -------------
                                                                             $ 42,626,584
------------------------------------------------------------------------------------------
                      Multi-line Insurance -- 1.6%
   287,983            Hartford Financial Services Group, Inc.                $ 15,853,464
------------------------------------------------------------------------------------------
                      Property & Casualty Insurance -- 3.5%
   161,521            Hanover Insurance Group, Inc.                          $ 15,890,436
   873,193            Old Republic International Corp.                         17,717,086
                                                                             -------------
                                                                             $ 33,607,522
                                                                             -------------
                      Total Insurance                                        $ 92,087,570
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 19

------------------------------------------------------------------------------------------
 Shares                                                                      Value
------------------------------------------------------------------------------------------
                    MATERIALS -- 7.2%
                    Copper -- 1.6%
 1,105,834(a)       Freeport-McMoRan, Inc.                                   $ 15,459,559
------------------------------------------------------------------------------------------
                    Metal & Glass Containers -- 1.7%
   279,100(a)       Crown Holdings, Inc.                                     $ 16,793,447
------------------------------------------------------------------------------------------
                    Paper Products -- 1.7%
   733,828          KapStone Paper and Packaging Corp.                       $ 16,481,777
------------------------------------------------------------------------------------------
                    Specialty Chemicals -- 2.2%
   204,039          Celanese Corp., Class A                                  $ 21,283,308
                                                                             -------------
                    Total Materials                                          $ 70,018,091
------------------------------------------------------------------------------------------
                    MEDIA -- 1.8%
                    Advertising -- 1.8%
   922,619          Interpublic Group of Cos., Inc.                          $ 17,760,416
                                                                             -------------
                    Total Media                                              $ 17,760,416
------------------------------------------------------------------------------------------
                    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                    SCIENCES -- 4.5%
                    Pharmaceuticals -- 4.5%
   309,672(a)       Jazz Pharmaceuticals Plc                                 $ 43,827,878
                                                                             -------------
                    Total Pharmaceuticals, Biotechnology & Life Sciences     $ 43,827,878
------------------------------------------------------------------------------------------
                    REAL ESTATE -- 6.9%
                    Hotel & Resorts REIT -- 1.0%
   337,580          Park Hotels & Resorts, Inc.                              $  9,718,928
------------------------------------------------------------------------------------------
                    Industrial REIT -- 1.8%
   596,614          Duke Realty Corp.                                        $ 16,991,567
------------------------------------------------------------------------------------------
                    Real Estate Services -- 1.1%
   342,910          Realogy Holdings Corp.                                   $ 11,086,280
------------------------------------------------------------------------------------------
                    Residential REIT -- 1.3%
   596,841          American Homes 4 Rent, Class A                           $ 12,700,776
------------------------------------------------------------------------------------------
                    Retail REIT -- 0.2%
    81,721          Retail Opportunity Investments Corp.                     $  1,469,344
------------------------------------------------------------------------------------------
                    Specialized REIT -- 1.5%
   120,977          Digital Realty Trust, Inc.                               $ 14,328,516
                                                                             -------------
                    Total Real Estate                                        $ 66,295,411
------------------------------------------------------------------------------------------
                    RETAILING -- 0.5%
                    Apparel Retail -- 0.5%
   116,462          L Brands, Inc.                                           $  5,012,525
                                                                             -------------
                    Total Retailing                                          $  5,012,525
------------------------------------------------------------------------------------------
                    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 7.9%
                    Semiconductors -- 7.9%
   510,310(a)       First Solar, Inc.                                        $ 27,975,194
   302,028(a)       Microsemi Corp.                                            16,119,234

The accompanying notes are an integral part of these financial statements.

20 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

------------------------------------------------------------------------------------------
 Shares                                                                      Value
------------------------------------------------------------------------------------------
                      Semiconductors -- (continued)
 1,529,224(a)         ON Semiconductor Corp.                                 $ 32,603,056
                                                                             -------------
                      Total Semiconductors & Semiconductor Equipment         $ 76,697,484
------------------------------------------------------------------------------------------
                      SOFTWARE & SERVICES -- 1.6%
                      Application Software -- 1.6%
  375,357(a)          Verint Systems, Inc.                                   $ 15,840,065
                                                                             -------------
                      Total Software & Services                              $ 15,840,065
------------------------------------------------------------------------------------------
                      TECHNOLOGY HARDWARE & EQUIPMENT -- 5.2%
                      Communications Equipment -- 3.4%
   313,268(a)         Acacia Communications, Inc.                            $ 13,254,369
   839,943(a)         Finisar Corp.                                            19,772,258
                                                                             -------------
                                                                             $ 33,026,627
------------------------------------------------------------------------------------------
                      Technology Distributors -- 1.8%
   245,141            CDW Corp.                                              $ 17,159,870
                                                                             -------------
                      Total Technology Hardware & Equipment                  $ 50,186,497
------------------------------------------------------------------------------------------
                      TELECOMMUNICATION SERVICES -- 1.5%
                      Integrated Telecommunication Services -- 1.5%
   748,157            CenturyLink, Inc.                                      $ 14,207,501
                                                                             -------------
                      Total Telecommunication Services                       $ 14,207,501
------------------------------------------------------------------------------------------
                      TRANSPORTATION -- 2.0%
                      Airlines -- 2.0%
   322,241(a)         United Continental Holdings, Inc.                      $ 18,844,654
                                                                             -------------
                      Total Transportation                                   $ 18,844,654
------------------------------------------------------------------------------------------
                      UTILITIES -- 1.5%
                      Multi-Utilities -- 1.5%
   275,117            Public Service Enterprise Group, Inc.                  $ 13,535,756
                                                                             -------------
                      Total Utilities                                        $ 13,535,756
------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCKS
                      (Cost $796,231,177)                                    $968,708,660
------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 100.0%
                      (Cost $796,231,177)                                    $968,708,660
------------------------------------------------------------------------------------------
                      OTHER ASSETS AND LIABILITIES -- 0.0%+                  $    142,004
------------------------------------------------------------------------------------------
                      NET ASSETS -- 100.0%                                   $968,850,664
------------------------------------------------------------------------------------------

REIT    Real Estate Investment Trust.

+       Amount rounds less than 0.1%.

(a)     Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2017, aggregated $559,827,354 and $654,684,079, respectively.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 21

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2017, the Fund did not engage in cross trade activity.

At October 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $798,926,577 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost                                           $195,095,824

    Aggregate gross unrealized depreciation for all investments in which there
      is an excess of tax cost over value                                            (25,313,741)
                                                                                    ------------
    Net unrealized appreciation                                                     $169,782,083
                                                                                    ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund's investments.

----------------------------------------------------------------------------------------------------------
                                       Level 1               Level 2         Level 3        Total
----------------------------------------------------------------------------------------------------------
 Common Stocks                         $968,708,660          $ --            $ --           $968,708,660
----------------------------------------------------------------------------------------------------------
 Total Investments
    in Securities                      $968,708,660          $ --            $ --           $968,708,660
----------------------------------------------------------------------------------------------------------

During the year ended October 31, 2017, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

Statement of Assets and Liabilities | 10/31/17

ASSETS:
  Investments in unaffiliated issuers, at value (cost $796,231,177)           $ 968,708,660
  Cash                                                                              742,268
  Receivables --
     Fund shares sold                                                               218,666
     Dividends                                                                      426,726
  Other assets                                                                       26,293
-------------------------------------------------------------------------------------------
        Total assets                                                          $ 970,122,613
===========================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                                  $     786,981
     Trustees' fees                                                                   5,110
     Transfer agent fees                                                            174,809
     Shareholders communication expense                                              42,473
     Professional fees                                                               35,180
  Due to affiliates
     Management fees                                                                132,049
     Distribution fees                                                               62,981
     Other due to affiliates                                                          3,344
  Accrued expenses and other liabilities                                             29,022
-------------------------------------------------------------------------------------------
        Total liabilities                                                     $   1,271,949
===========================================================================================
NET ASSETS:
  Paid-in capital                                                             $ 722,838,036
  Undistributed net investment income                                             1,350,587
  Accumulated net realized gain on investments                                   72,184,558
  Net unrealized appreciation on investments                                    172,477,483
-------------------------------------------------------------------------------------------
        Net assets                                                            $ 968,850,664
===========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $839,635,676/31,956,043 shares)                           $       26.27
  Class C (based on $48,839,765/2,595,159 shares)                             $       18.82
  Class K (based on $26,373,498/1,001,296 shares)                             $       26.34
  Class R (based on $14,579,131 /567,387 shares)                              $       25.70
  Class Y (based on $39,422,594/1,400,067 shares)                             $       28.16
MAXIMUM OFFERING PRICE:
  Class A ($26.27 (divided by) 94.25%)                                        $       27.87
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 23

Statement of Operations

For the Year Ended 10/31/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                   $        8,117
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $18,469)                                                     14,306,341
---------------------------------------------------------------------------------------------------------
         Total investment income                                                            $  14,314,458
=========================================================================================================
EXPENSES:
  Management fees
     Basic Fee                                                         $    6,586,668
     Performance Adjustment                                                  (720,136)
  Administrative expense                                                      415,511
  Transfer agent fees
     Class A                                                                  733,536
     Class C                                                                   88,607
     Class K                                                                       73
     Class R                                                                   42,226
     Class Y                                                                   44,420
  Distribution fees
     Class A                                                                2,106,574
     Class C                                                                  533,705
     Class R                                                                   77,805
  Shareowner communications expense                                           241,893
  Custodian fees                                                               26,471
  Registration fees                                                            98,401
  Professional fees                                                            74,264
  Printing expense                                                             36,640
  Trustees' fees                                                               43,907
  Miscellaneous                                                                70,495
---------------------------------------------------------------------------------------------------------
        Total expenses                                                                      $  10,501,060
---------------------------------------------------------------------------------------------------------
           Net investment income                                                            $   3,813,398
=========================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
        Investments in unaffiliated issuers                                                 $  71,962,541
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on:
        Investments in unaffiliated issuers                                                 $  86,725,827
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                    $ 158,688,368
---------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                      $ 162,501,766
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                Year Ended         Year Ended
                                                                10/31/17           10/31/16*
--------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                    $    3,813,398     $     4,524,446
Net realized gain (loss) on investments                             71,962,541          56,551,683
Change in net unrealized appreciation (depreciation)
  on investments                                                    86,725,827         (36,227,348)
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      $  162,501,766     $    24,848,781
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.11 and $0.08, respectively)                   $   (3,667,622)    $    (2,999,465)
      Class K ($0.19 and $0.18, respectively)                         (245,527)           (116,915)
      Class R ($0.01 and $0.00, respectively)                           (8,981)                 --
      Class Y ($0.16 and $0,15 respectively)                          (234,328)           (178,123)
Net realized gain:
      Class A ($1.49 and $2.26, respectively)                      (49,565,088)        (76,037,304)
      Class C ($1.49 and $2.26, respectively)                       (4,384,884)         (7,014,210)
      Class K ($1.49 and $2.26, respectively)                         (800,051)         (1,433,760)
      Class R ($1.49 and $2.26, respectively)                         (996,291)         (1,824,351)
      Class Y ($1.49 and $2.26, respectively)                       (1,995,168)         (2,605,711)
---------------------------------------------------------------------------------------------------
          Total distributions to shareowners                    $  (61,897,940)    $   (92,209,839)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                               $   79,105,275     $    48,438,546
Reinvestment of distributions                                       57,913,688          85,779,420
Cost of shares repurchased                                        (173,483,218)       (147,667,299)
---------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from Fund
         share transactions                                     $  (36,464,255)    $   (13,449,333)
---------------------------------------------------------------------------------------------------
      Net decrease in net assets                                $   64,139,571     $   (80,810,391)
NET ASSETS:
Beginning of year                                                  904,711,093         985,521,484
---------------------------------------------------------------------------------------------------
End of year                                                     $  968,850,664     $   904,711,093
---------------------------------------------------------------------------------------------------
Undistributed net investment income                             $    1,350,587     $     2,445,409
===================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 25

------------------------------------------------------------------------------------------------------
                                 Year Ended      Year Ended           Year Ended        Year Ended
                                 10/31/17        10/31/17             10/31/16*         10/31/16*
                                 Shares          Amount               Shares            Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold                       1,217,028      $  30,386,403         1,155,676        $  26,335,852
Reinvestment of
   distributions                  2,155,831         51,076,411         3,244,912           75,633,575
Less shares repurchased          (4,869,055)      (121,958,030)       (4,802,021)        (109,899,903)
------------------------------------------------------------------------------------------------------
      Net decrease               (1,496,196)     $ (40,495,216)         (401,433)       $  (7,930,476)
======================================================================================================
Class C
Shares sold                         425,459      $   7,613,633           372,700        $   6,270,170
Reinvestment of
   distributions                    229,045          3,886,900           348,579            6,012,962
Less shares repurchased          (1,024,643)       (18,383,981)         (890,366)         (15,025,894)
------------------------------------------------------------------------------------------------------
      Net decrease                 (370,139)     $  (6,883,448)         (169,087)       $  (2,742,762)
======================================================================================================
Class K
Shares sold                         813,330      $  20,108,475                --        $          --
Reinvestment of
   distributions                         --                 --                --                   --
Less shares repurchased            (347,257)        (8,667,713)          (99,493)          (2,410,715)
------------------------------------------------------------------------------------------------------
      Net increase
        (decrease)                  466,073      $  11,440,762           (99,493)       $  (2,410,715)
======================================================================================================
Class R
Shares sold                         104,143      $   2,568,276           104,543        $   2,307,651
Reinvestment of
   distributions                     42,708            986,974            78,554            1,795,743
Less shares repurchased            (246,466)        (6,075,840)         (362,440)          (8,151,542)
------------------------------------------------------------------------------------------------------
      Net decrease                  (99,615)     $  (2,520,590)         (179,343)       $  (4,048,148)
======================================================================================================
Class Y
Shares sold                         687,079      $  18,428,488           556,829        $  13,524,873
Reinvestment of
   distributions                     77,256          1,963,403            94,091            2,337,140
Less shares repurchased            (684,704)       (18,397,654)         (496,241)         (12,179,245)
------------------------------------------------------------------------------------------------------
      Net increase                   79,631      $   1,994,237           154,679        $   3,682,768
======================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                                Year          Year           Year          Year         Year
                                                                Ended         Ended          Ended         Ended        Ended
                                                                10/31/17      10/31/16*      10/31/15*     10/31/14*    10/31/13
---------------------------------------------------------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period                           $ 23.66       $ 25.30        $  28.37      $ 27.42      $ 21.12
---------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
    Net investment income (loss)                                $  0.11(a)    $  0.12(a)     $   0.14(a)   $  0.15      $  0.18
    Net realized and unrealized gain (loss) on investments         4.10          0.58           (0.01)        3.71         6.30
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations             $  4.21       $  0.70        $   0.13      $  3.86      $  6.48
---------------------------------------------------------------------------------------------------------------------------------
 Distribution to shareowners:
    Net investment income                                       $ (0.11)      $ (0.08)       $  (0.11)     $ (0.11)     $ (0.18)
    Net realized gain                                             (1.49)        (2.26)          (3.09)       (2.80)          --
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                            $ (1.60)      $ (2.34)       $  (3.20)     $ (2.91)     $ (0.18)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                     $  2.61       $ (1.64)       $  (3.07)     $  0.95      $  6.30
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                 $ 26.27       $ 23.66        $  25.30      $ 28.37      $ 27.42
=================================================================================================================================
 Total return (b)                                                 18.56%         2.94%           0.22%       15.47%       30.91%
 Ratios of net expenses to average net assets                      1.04%         1.08%           1.05%        1.04%        1.05%
 Ratio of net investment income (loss) to average net assets       0.43%         0.53%           0.54%        0.58%        0.73%
 Portfolio turnover rate                                             58%           70%             90%          61%          93%
 Net assets, end of period (in thousands)                      $839,636      $791,576        $856,629     $956,082     $897,374
=================================================================================================================================

 * The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 27

---------------------------------------------------------------------------------------------------------------------------------
                                                               Year          Year             Year         Year         Year
                                                               Ended         Ended            Ended        Ended        Ended
                                                               10/31/17      10/31/16*        10/31/15*    10/31/14*    10/31/13
---------------------------------------------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period                          $ 17.42       $ 19.29          $ 22.42      $ 22.33      $ 17.24
---------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
    Net investment income (loss)                               $ (0.07)(a)   $ (0.05)(a)(b)   $ (0.06)(a)  $ (0.05)     $ (0.02)
    Net realized and unrealized gain (loss) on investments        2.96          0.44             0.02         2.94         5.14
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations            $  2.89       $  0.39          $ (0.04)     $  2.89      $  5.12
---------------------------------------------------------------------------------------------------------------------------------
 Distribution to shareowners:
    Net investment income                                      $    --       $    --          $    --      $    --       $(0.03)
    Net realized gain                                            (1.49)        (2.26)           (3.09)       (2.80)          --
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                           $ (1.49)      $ (2.26)         $ (3.09)     $ (2.80)     $ (0.03)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                    $  1.40       $ (1.87)         $ (3.13)     $  0.09      $  5.09
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $ 18.82       $ 17.42          $ 19.29      $ 22.42      $ 22.33
=================================================================================================================================
 Total return (c)                                                17.55%         2.13%           (0.59)%      14.50%       29.74%
 Ratios of net expenses to average net assets                     1.87%         1.92%            1.90%        1.86%        1.94%
 Ratio of net investment income (loss) to average net assets     (0.40)%       (0.30)%          (0.31)%      (0.24)%      (0.15)%
 Portfolio turnover rate                                            58%           70%              90%          61%          93%
 Net assets, end of period (in thousands)                      $48,840       $51,641          $60,473      $69,090      $66,390
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations due to timing of the sales and repurchase of shares.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

--------------------------------------------------------------------------------------------------
                                                       Year Ended    Year Ended        3/2/15 to
                                                       10/31/17      10/31/16*         10/31/15*
--------------------------------------------------------------------------------------------------
 Class K
 Net asset value, beginning of period                  $ 23.72       $ 25.37           $ 26.76
--------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (loss)                        $  0.19(a)    $  0.21(a)        $  0.15(a)
   Net realized and unrealized gain (loss)
       on investments                                     4.11          0.58             (1.54)
--------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment
       operations                                      $  4.30       $  0.79           $ (1.39)
--------------------------------------------------------------------------------------------------
 Distribution to shareowners:
   Net investment income                               $ (0.19)      $ (0.18)          $    --
   Net realized gain                                     (1.49)        (2.26)               --
--------------------------------------------------------------------------------------------------
 Total distributions                                   $ (1.68)      $ (2.44)          $    --
--------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value            $  2.62       $ (1.65)          $ (1.39)
--------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $ 26.34       $ 23.72           $ 25.37
==================================================================================================
 Total return (b)                                        18.98%         3.36%            (5.19)%(c)
 Ratios of net expenses to average net assets             0.68%         0.71%             0.65%(d)
 Ratio of net investment income (loss) to
   average net assets                                     0.74%         0.91%             0.85%(d)
 Portfolio turnover rate                                    58%           70%             0.90%
 Net assets, end of period (in thousands)              $26,373       $12,693           $16,103
==================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)  Not Annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Mid Cap Value Fund | Annual Report | 10/31/17  29

-----------------------------------------------------------------------------------------------------------------------------
                                                              Year            Year          Year         Year        Year
                                                              Ended           Ended         Ended        Ended       Ended
                                                              10/31/17        10/31/16*     10/31/15*    10/31/14*   10/31/13
-----------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                          $ 23.18         $ 24.84       $ 27.91      $ 27.02     $ 20.78
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.00(a)(b)   $  0.03(a)    $ 0.04(a)    $  0.07     $  0.13
   Net realized and unrealized gain (loss) on investments        4.02            0.57         0.00(b)       3.63        6.18
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  4.02         $  0.60       $ 0.04       $  3.70     $  6.31
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $ (0.01)        $    --       $ (0.02)     $ (0.01)    $ (0.07)
   Net realized gain                                            (1.49)          (2.26)        (3.09)       (2.80)         --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (1.50)        $ (2.26)      $ (3.11)     $ (2.81)    $ (0.07)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  2.52         $ (1.66)      $ (3.07)     $  0.89     $  6.24
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 25.70         $ 23.18       $ 24.84      $ 27.91     $ 27.02
=============================================================================================================================
Total return (c)                                                18.11%           2.54%       (0.16)%       15.03%      30.44%
Ratios of net expenses to average net assets                     1.46%           1.47%        1.44%         1.43%       1.43%
Ratio of net investment income (loss) to average net assets      0.02%           0.15%        0.16%         0.20%       0.37%
Portfolio turnover rate                                            58%             70%          90%           61%         93%
Net assets, end of period (in thousands)                      $14,579         $15,462      $21,023       $26,909     $27,461
=============================================================================================================================

 * The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b)  Amount rounds to less than $0.01 per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

 The accompanying notes are an integral part of these financial statements.

30 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------------------------
                                                              Year         Year           Year         Year         Year
                                                              Ended        Ended          Ended        Ended        Ended
                                                              10/31/17     10/31/16*      10/31/15*    10/31/14*    10/31/13
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $ 25.25      $ 26.84        $ 29.91      $ 28.74      $  22.13
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.18(a)   $  0.19(a)     $  0.25(a)   $  0.29      $   0.24
   Net realized and unrealized gain (loss) on investments        4.38         0.63          (0.02)        3.87          6.64
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  4.56      $  0.82        $  0.23      $  4.16      $   6.88
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $ (0.16)     $ (0.15)       $ (0.21)     $ (0.19)     $  (0.27)
   Net realized gain                                            (1.49)       (2.26)         (3.09)       (2.80)           --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (1.65)     $ (2.41)       $ (3.30)     $ (2.99)     $  (0.27)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  2.91      $ (1.59)       $ (3.07)     $  1.17      $   6.61
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 28.16      $ 25.25        $ 26.84      $ 29.91      $  28.74
=============================================================================================================================
Total return (b)                                                18.85%        3.23%          0.53%       15.89%        31.41%
Ratios of net expenses to average net assets                     0.81%        0.82%          0.73%        0.67%         0.68%
Ratio of net investment income (loss) to average net assets      0.66%        0.79%          0.90%        0.95%         1.14%
Portfolio turnover rate                                            58%          70%            90%          61%           93%
Net assets, end of period (in thousands)                      $39,423      $33,339        $31,294      $83,545      $100,716
=============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 31

Notes to Financial Statements | 10/31/17

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares commenced operations on March 2, 2015. Class B shares converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the Adviser) and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the Distributor).

32 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 33

     Securities for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2017, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment in kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

34 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At October 31, 2017, the Fund reclassified $751,762 to decrease undistributed net investment income and $751,762 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

     ---------------------------------------------------------------------------------------
                                                                  2017                  2016
     ---------------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                       $ 4,156,458           $ 3,294,503
     Long-term capital gain                                 57,741,482            88,915,336
     ---------------------------------------------------------------------------------------
          Total                                            $61,897,940           $92,209,839
     =======================================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2017:

     ---------------------------------------------------------------------------------------
                                                                                        2017
     ---------------------------------------------------------------------------------------

     Undistributed ordinary income                                              $  1,180,493
     Undistributed long term capital gain                                         75,050,052
     Net unrealized appreciation                                                 169,782,083
     ---------------------------------------------------------------------------------------
          Total                                                                 $246,012,628
     =======================================================================================

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 35

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax-basis adjustments on REIT holdings, partnerships and other holdings.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $44,019 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2017.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

36 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

2. Management Agreement

The Adviser manages the Fund's portfolio Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% on the next $500 million, 0.625% on the next $3 billion and 0.60% on the excess over $4 billion. The basic fee (fee before performance adjustment) can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Russell Midcap Value Index. The performance comparison is made for a rolling 36-month year. In addition, the Adviser contractually limits any positive adjustment of the Fund's management fee to 0.10% of the Fund's average daily net assets on an annual basis (i.e., to a maximum management fee of 0.80% of average daily net assets after the performance adjustment). For the year ended October 31, 2017, the aggregate performance adjustment resulted in a decrease of $720,136 to the basic fee. For the year ended October 31, 2017 the effective management fee after performance adjustment was equivalent to 0.60% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" and "Management fees payable" reflected in the Statement of Assets and Liabilities is $135,393 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2017.

3. Transfer Agent

Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications
--------------------------------------------------------------------------------
Class A                                                                 $226,615
Class C                                                                   11,350
Class K                                                                       53
Class R                                                                      620
Class Y                                                                    3,255
--------------------------------------------------------------------------------
   Total                                                                $241,893
================================================================================

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 37

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Distribution fees payable" reflected on the Statement of Assets and Liabilities is $62,981 in distribution fees payable to the Distributor at October 31, 2017.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2017, CDSCs in the amount of $4,029 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated

38 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2017, the Fund had no borrowings under the credit facility.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Mid Cap Value Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value Fund (the "Fund"), including the schedule of investments, as of October 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the financial highlights for the year ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended October 31, 2016 and the financial highlights for periods ended October 31, 2014, October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform audits of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value Fund at October 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended and the financial highlights for the year ended October 31, 2013, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 26, 2017

40 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

ADDITIONAL INFORMATION

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100.0%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the Adviser), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. (UniCredit). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the Transaction). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP (D&T), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP (EY).

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 41

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the year commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission
(SEC): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

42 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders follows:

--------------------------------------------------------------------------------------------------
                              For                 Against         Abstain         Broker Non-Votes
--------------------------------------------------------------------------------------------------
 Proposal 1 - To approve
 a New Management
 Agreement with
 the Adviser                  19,441,220.609      719,653.327     1,110,681.045   5,606,327.800

------------------------------------------------------------------------------------
                                                For                    Withhold
------------------------------------------------------------------------------------
 Proposal 2 - To elect Trustees
------------------------------------------------------------------------------------
 David R. Bock                                  25,639,180.625         1,238,702.156
------------------------------------------------------------------------------------
 Benjamin M. Friedman                           25,642,961.570         1,234,921.211
------------------------------------------------------------------------------------
 Margaret B.W. Graham                           25,684,411.028         1,193,471.753
------------------------------------------------------------------------------------
 Lisa M. Jones                                  25,678,709.719         1,199,173.062
------------------------------------------------------------------------------------
 Lorraine H. Monchak                            25,683,645.084         1,194,237.697
------------------------------------------------------------------------------------
 Thomas J. Perna                                25,708,730.004         1,169,152.777
------------------------------------------------------------------------------------
 Marguerite A. Piret                            25,647,691.848         1,230,190.933
------------------------------------------------------------------------------------
 Fred J. Ricciardi                              25,701,695.365         1,176,187.416
------------------------------------------------------------------------------------
 Kenneth J. Taubes                              25,763,797.700         1,114,085.081
------------------------------------------------------------------------------------

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 43

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

44 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)         Trustee since 2006.  Private investor (2004 - 2008 and 2013 -          Director, Broadridge Financial
Chairman of the Board        Serves until a       present); Chairman (2008 - 2013) and Chief        Solutions, Inc. (investor
and Trustee                  successor trustee is Executive Officer (2008 - 2012), Quadriserv,      communications and securities
                             elected or earlier   Inc. (technology products for securities lending  processing provider for
                             retirement or        industry); and Senior Executive Vice President,   financial services industry)
                             removal.             The Bank of New York (financial and securities    (2009 - present); Director,
                                                  services) (1986 - 2004)                           Quadriserv, Inc. (2005 - 2013);
                                                                                                    and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)           Trustee since 2005.  Managing Partner, Federal City Capital Advisors   Director of New York Mortgage
Trustee                      Serves until a       (corporate advisory services company) (1997 -     Trust (publicly-traded mortgage
                             successor trustee is 2004 and 2008 - present); Interim Chief           REIT) (2004 - 2009, 2012 -
                             elected or earlier   Executive Officer, Oxford Analytica, Inc.         present); Director of The Swiss
                             retirement or        (privately held research and consulting company)  Helvetia Fund, Inc. (closed-end
                             removal.             (2010); Executive Vice President and Chief        fund) (2010 - present);
                                                  Financial Officer, I-trax, Inc. (publicly traded  Director of Oxford Analytica, health care services company) (2004 - 2007); and  Inc. (2008 - present); and
                                                  Executive Vice President and Chief Financial      Director of Enterprise
                                                  Officer, Pedestal Inc. (internet-based mortgage   Community Investment, Inc.
                                                  trading company) (2000 - 2002); Private           (privately-held affordable
                                                  Consultant (1995 - 1997); Managing Director,      housing finance company) (1985 -
                                                  Lehman Brothers (1992 - 1995); Executive, The     2010)
                                                  World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)    Trustee since 2008.  William Joseph Maier Professor of Political       Trustee, Mellon Institutional
Trustee                      Serves until a       Economy, Harvard University (1972 - present)      Funds Investment Trust and
                             successor trustee is                                                   Mellon Institutional Funds
                             elected or earlier                                                     Master Portfolio (oversaw 17
                             retirement or                                                          portfolios in fund complex)
                             removal.                                                               (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 45

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                      Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)    Trustee since 1990.   Founding Director, Vice-President and Corporate   None
Trustee                      Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee is  firm) (1982 - present); Desautels Faculty of
                             elected or earlier    Management, McGill University (1999 - present);
                             retirement or         and Manager of Research Operations and
                             removal.              Organizational Learning, Xerox PARC, Xerox's
                                                   advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)     Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds         None
Trustee                      (Advisory Trustee     (healthcare workers union pension funds) (2001 -
                             from 2014 - 2017).    present); Vice President - International
                             Serves until a        Investments Group, American International Group,
                             successor trustee is  Inc. (insurance company) (1993 - 2001); Vice
                             elected or earlier    President, Corporate Finance and Treasury Group,
                             retirement or         Citibank, N.A. (1980 - 1986 and 1990 - 1993);
                             removal.              Vice President - Asset/Liability Management
                                                   Group, Federal Farm Funding Corporation
                                                   (government-sponsored issuer of debt securities)
                                                   (1988 - 1990); Mortgage Strategies Group,
                                                   Shearson Lehman Hutton, Inc. (investment bank)
                                                   (1987 - 1988); Mortgage Strategies Group, Drexel
                                                   Burnham Lambert, Ltd. (investment bank) (1986 -
                                                   1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)     Trustee since 1990.   President and Chief Executive Officer, Newbury    Director of New America High
Trustee                      Serves until a        Piret Company (investment banking firm) (1981 -   Income Fund, Inc. (closed-end
                             successor trustee is  present)                                          investment company) (2004 -
                             elected or earlier                                                      present); and Member, Board of
                             retirement or                                                           Governors, Investment Company
                             removal.                                                                Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014.   Consultant (investment company services) (2012 -  None
Trustee                      Serves until a        present); Executive Vice President, BNY Mellon
                             successor trustee is  (financial and investment company services) (1969
                             elected or earlier    - 2012); Director, BNY International Financing
                             retirement or         Corp. (financial services) (2002 - 2012);
                             removal.              Director, Mellon Overseas Investment Corp.
                                                   (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

46 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*          Trustee since 2017.    Chair, Director, CEO and President of Amundi      None
Trustee, President and       Serves until a         Pioneer Asset Management USA, Inc. (since
Chief Executive Officer      successor trustee is   September 2014); Chair, Director and CEO of
                             elected or earlier     Amundi Pioneer Asset Management, Inc. (since
                             retirement or removal  September 2014); Chair, Director and CEO of
                                                    Amundi Pioneer Distributor, Inc. (since
                                                    September 2014); Chair, Director, CEO and
                                                    President of Amundi Pioneer Institutional Asset
                                                    Management, Inc. (since September 2014);
                                                    Managing Director, Morgan Stanley Investment
                                                    Management (2010 - 2013); Director of
                                                    Institutional Business, CEO of International,
                                                    Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*      Trustee since 2014.    Director and Executive Vice President (since      None
Trustee                      Serves until a         2008) and Chief Investment Officer, U.S. (since
                             successor trustee is   2010) of Amundi Pioneer Asset Management USA,
                             elected or earlier     Inc.; Executive Vice President and Chief
                             retirement or removal  Investment Officer, U.S. of Amundi Pioneer
                                                    (since 2008); Executive Vice President of Amundi
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since 2009); Portfolio Manager of Amundi
                                                    Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 47

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)   Since 2003. Serves at  Vice President and Associate General Counsel of   None
Secretary and Chief Legal    the discretion of the  Amundi Pioneer since January 2008; Secretary and
Officer                      Board                  Chief Legal Officer of all of the Pioneer Funds
                                                    since June 2010; Assistant Secretary of all of
                                                    the Pioneer Funds from September 2003 to May
                                                    2010; Vice President and Senior Counsel of
                                                    Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2010. Serves at  Fund Governance Director of Amundi Pioneer since  None
Assistant Secretary          the discretion of the  December 2006 and Assistant Secretary of all the
                             Board                  Pioneer Funds since June 2010; Manager - Fund
                                                    Governance of Amundi Pioneer from December 2003
                                                    to November 2006; and Senior Paralegal of Amundi
                                                    Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)            Since 2010. Serves at  Senior Counsel of Amundi Pioneer since May 2013   None
Assistant Secretary          the discretion of the  and Assistant Secretary of all the Pioneer Funds
                             Board                  since June 2010; Counsel of Amundi Pioneer from
                                                    June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)         Since 2008. Serves at  Vice President - Fund Treasury of Amundi          None
Treasurer and Chief          the discretion of the  Pioneer; Treasurer of all of the Pioneer Funds
Financial                    Board                  since March 2008; Deputy Treasurer of Amundi
and Accounting Officer                              Pioneer from March 2004 to February 2008; and
                                                    Assistant Treasurer of all of the Pioneer Funds
                                                    from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)        Since 2000. Serves at  Director - Fund Treasury of Amundi Pioneer; and   None
Assistant Treasurer          the discretion of the  Assistant Treasurer of all of the Pioneer Funds
                             Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)           Since 2002. Serves at  Fund Accounting Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Amundi Pioneer; and Assistant Treasurer of all
                             Board                  of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)        Since 2009. Serves at  Fund Administration Manager - Fund Treasury of    None
Assistant Treasurer          the discretion of the  Amundi Pioneer since November 2008; Assistant
                             Board                  Treasurer of all of the Pioneer Funds since
                                                    January 2009; Client Service Manager -
                                                    Institutional Investor Services at State Street
                                                    Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)         Since 2010. Serves at  Chief Compliance Officer of Amundi Pioneer and    None
Chief Compliance Officer     the discretion of the  of all the Pioneer Funds since March 2010; Chief
                             Board                  Compliance Officer of Amundi Pioneer
                                                    Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Amundi Pioneer since October 2005;
                                                    Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)         Since 2006. Serves at  Director - Transfer Agency Compliance of Amundi   None
Anti-Money Laundering        the discretion of the  Pioneer and Anti-Money Laundering Officer of all
Officer                      Board                  the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 49

                          This page is for your notes.

50 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

                          This page is for your notes.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/17 51

                          This page is for your notes.

52 Pioneer Mid Cap Value Fund | Annual Report | 10/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 19443-11-1217

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund was $23,000
payable to Ernst & Young LLP for the year ended
October 31, 2017 and $25,064 payable to Deloitte & Touche LLP for the year ended October 31, 2016.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2017 or 2016.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $8,028
payable to Ernst & Young LLP for the year ended
October 31, 2017 and $8,778 payable to Deloitte & Touche LLP for the year ended October 31, 2016.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2017 or 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31 2017 and 2016, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,028 payable to Ernst & Young LLP for the year ended
October 31, 2017 and $8,778 to Deloitte & Touche LLP for the year ended October 31, 2016.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Mid Cap Value Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 29, 2017

* Print the name and title of each signing officer under his or her signature.